Exhibit 99.1

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Financial Statements

September 30, 2013 (Unaudited)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Financial Condition

September 30, 2013 and December 31, 2012

	2013	2012
Assets
Due from DB Exchange Traded Funds	$7,236,453	$8,078,924
Investment in DB Exchange Traded Funds	12,909	14,819
Prepaid Expense	194,221	433,513
Due from affiliate	124,176,625	77,526,439

Total assets	$131,620,208	$86,053,695

Liabilities and Member’s Capital
Liabilities:
Accrued expenses	$13,712,225	$13,663,190

Total liabilities	13,712,225	13,663,190

Commitments and Contingencies (Note 8)
Member’s capital	117,907,983	72,390,505

Total liabilities and member’s capital	$131,620,208	$86,053,695

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Income and Expenses

For the Nine Months ended September 30, 2013 and 2012

	2013	2012
Income:
Management fees	$67,375,551	$71,846,531
Equity share of (losses)/earnings in investment in DB Exchange Traded Funds	(1,910)	1,145

Total income	67,373,641	71,847,676

Expenses:
Legal fees	573,880	811,947
Audit fees and tax services	4,553,765	4,982,470
Printing services	1,036,427	706,161
Administrator and trustee fees	3,074,778	3,467,362
Distribution fees	11,785,502	13,206,715
Registration Fees	455,708	—
Other	376,103	486,853

Total expenses	21,856,163	23,661,508

Net income	$45,517,478	$48,186,168

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Changes in Member’s Capital

For the Nine Months Ended September 30, 2013 and 2012

	2013	2012
Member’s capital, January 1	$72,390,505	$7,876,638
Net income	45,517,478	48,186,168

Member’s capital, September 30	$117,907,983	$56,062,806

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Cash Flows

For the Nine Months Ended September 30, 2013 and 2012

	2013	2012
Cash flows from operating activities:
Net income	$45,517,478	$48,186,168
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
(Increase) decrease in operating assets:
Due from DB Exchange Traded Funds	842,471	(8,137,964)
Due from affiliate	(46,650,186)	(36,566,236)
Investment in DB Exchange Traded Funds	1,910	(1,145)
Prepaid Expense	239,292	(560,998)
Increase (decrease) in operating liabilities:
Accrued expenses	49,035	(2,919,825)

Net cash provided by operating activities	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	$—

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

September 30, 2013

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG (the “owner member”) and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds, the “DB Exchange Traded Funds”:

•	PowerShares DB Commodity Index Tracking Fund (DBC)

•	PowerShares DB G10 Currency Harvest Fund (DBV)

•	PowerShares DB Multi Sector Commodity Trust in seven separate series, or Funds:

–	PowerShares DB Energy Fund (DBE)

–	PowerShares DB Oil Fund (DBO)

–	PowerShares DB Precious Metals Fund (DBP)

–	PowerShares DB Gold Fund (DGL)

–	PowerShares DB Silver Fund (DBS)

–	PowerShares DB Base Metals Fund (DBB)

–	PowerShares DB Agriculture Fund (DBA)

•	PowerShares DB US Dollar Index Trust in two separate series, or Funds:

–	PowerShares DB US Dollar Index Bullish Fund (UUP)

–	PowerShares DB US Dollar Index Bearish Fund (UDN)

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). In the opinion of management, all material adjustments, consisting only of normal recurring adjustments, considered necessary for a fair statement of the interim period financial statements have been made. Interim period results are not necessarily indicative of results for a full-year period. These financial statements and the notes thereto should be read in conjunction with the Company’s financial statements included in its Annual Report for the year ended December 31, 2012 as filed with the SEC on March 21, 2013.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements (continued)

September 30, 2013

(b)	Newly Issued Accounting Pronouncements

In July 2013 the FASB issued ASU No. 2013-11 (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. Previous to the issuance of ASU No. 2013-11, Topic 740 did not include explicit guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. As such, the objective of ASU No. 2013-11 is to eliminate diversity in financial statement reporting practices. ASU No. 2013-11 is effective for fiscal years and interim periods within those years, beginning after December 15, 2013. The Company believes that it has no uncertain tax position and the adoption of this pronouncement would not have any impact to the Company’s financial position or results of operations.

No other new accounting pronouncements issued or effective during 2013 or 2012 have had or are expected to have a material impact on the Company’s financial position or results of operations.

(c)	Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses, and related disclosure of contingent assets and liabilities during the reporting period of the financial statements and accompanying notes. Actual results could differ from those estimates. There were no significant estimates used in the preparation of these financial statements.

(d)	Due from DB Exchange Traded Funds

Due from DB Exchange Traded Funds represents outstanding management fees for services provided to the DB Exchange Traded Funds as commodity pool operator, commodity trading advisor and managing owner. The fees are recorded at the invoiced amounts and do not bear interest. Management has determined that there was no risk of unrecoverable amounts, and therefore, no allowance for doubtful accounts was provided for as of September 30, 2013 or December 31, 2012.

(e)	Investment in DB Exchange Traded Funds

The Company’s investments in the DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds and are accounted for using the equity method, which approximates fair value. The Company adjusts the carrying amount of the investments to recognize the Company’s share of earnings or losses of the investment. Distributions received from the investments reduce the carrying amount of the respective investments.

(f)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner member is liable for income taxes, if any, on the Company’s income, loss, and other items, and there is no tax sharing arrangement between the Company and its owner member. Based on the effective tax rate of the Company’s owner member, the Company’s pro rata income tax expense would be approximately $13,700,000 and $14,500,000 for the federal tax, $3,000,000 and $3,300,000 for the New York State tax, and $3,400,000 and $3,700,000 for the New York City tax for the nine months ended September 30, 2013 and 2012, respectively. As the Company is not required to separately file its own returns, the following is the major tax jurisdiction for the Company’s parent, DB U.S. Financial Markets Holding Corporation, and the earliest tax year subject to examination: United States – 2007.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements (continued)

September 30, 2013

(g)	Revenue Recognition

Fees for management services are recognized on an accrual basis when earned. Fees for management services are accrued for each of the Funds monthly.

(3)	Related-Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

DBA and DBC pay the Company a management fee, monthly in arrears, in an amount equal to 0.85% per annum of their daily net asset values.

DBO, DBS, DGL, DBB, DBE, DBP, DBV, UDN, and UUP pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their daily net asset values.

During the nine months ended September 30, 2013 and 2012, the Company earned management fees of $67,375,551 and $71,846,531, respectively. As of September 30, 2013 and December 31, 2012, Due from DB Exchange Traded Funds was $7,236,453 and $8,078,924, respectively.

	Nine Months Ended September 30, 2013 Management Fees	Nine Months Ended September 30, 2012 Management Fees	September 30, 2013 Due from DB Exchange Traded Funds	December 31, 2012 Due from DB Exchange Traded Funds
DBA	$10,144,648	$12,383,840	$1,063,885	$1,244,344
DBB	1,744,032	1,946,360	163,031	201,618
DBC	41,975,913	38,825,618	4,646,932	4,705,210
DBE	1,212,014	966,218	163,249	89,353
DBO	2,702,052	3,498,300	223,701	491,499
DBP	1,484,385	2,119,031	142,549	234,529
DBS	260,133	413,948	23,573	41,831
DGL	1,460,982	2,147,557	101,374	315,004
DBV	1,735,057	1,799,617	140,677	216,147
UDN	432,621	486,228	39,477	61,338
UUP	4,223,714	7,259,814	528,004	478,051

	$67,375,551	$71,846,531	$7,236,453	$8,078,924

(b)	Organization and Offering Costs

The Company assumes all organization and offering costs of the Funds. Expenses incurred with the continuous offering of limited shares will also be paid by the Company.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements (continued)

September 30, 2013

(c)	Administration Expenses

The Company assumes all routine operational, administrative and other ordinary expenses of the Funds, including, but not limited to, computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, audit and tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to Note 7 for further details on service agreements.

(d)	Service Agreements

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal and human resources. The costs of these services are assumed by Deutsche Bank AG with no cost allocation to the Company or the Funds.

Deutsche Bank Securities Inc., a Delaware corporation, serves as the clearing broker (the “Commodity Broker”) of the Funds. The Commodity Broker is also an indirect wholly-owned subsidiary of Deutsche Bank AG and is an affiliate of the Company. In its capacity as clearing broker, the Commodity Broker executes and clears the Fund’s futures transactions and performs certain administrative and custodial services for the Fund. As custodian of the Fund’s assets, the Commodity Broker is responsible, among other things, for providing periodic accountings of all dealings and actions taken by the Trust on behalf of the Fund during the reporting period, together with an accounting of all securities, cash or other indebtedness or obligations held by it or its nominees for or on behalf of the Fund. The fees related to these services are paid by the Funds.

(e)	Due from Affiliate

Deutsche Bank AG New York Branch provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded Funds. This cash management program is noninterest-bearing and there is no expiration date. As of September 30, 2013 and December 31, 2012, the Company had a net receivable from affiliate of $124,176,625 and $77,526,439, respectively.

(f)	Investment Advisory Service Agreement

The Company, in its capacity as the commodity trading advisor and on behalf of the Funds, entered into an agreement with Deutsche Bank Trust Company Americas for investment advisory services covering collateral management for the Funds. The costs of these services are assumed by the Company with no cost allocation to the Funds.

(4)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of September 30, 2013 and December 31, 2012 amounted to $12,909 and $14,819, respectively. The Company’s ownership in each of the DB Exchange Traded Funds represents less than 1.0% of the Funds’ equity.

(5)	Accrued Expenses

Accrued expenses as of September 30, 2013 and December 31, 2012 consist of the following:

	2013	2012
Audit Fees & Tax Services	$3,832,896	$5,133,771
Distribution Fees	7,530,687	5,904,777
Administrator & Trustee Fees	1,314,135	1,577,646
Legal Fees	604,130	490,000
Printing Services	312,876	250,000
Other	117,501	306,996

	$13,712,225	$13,663,190

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements (continued)

September 30, 2013

(6)	Prepaid Expenses

In the normal course of business, the Company will prepay certain administration and offering costs on behalf of the DB Exchange Traded Funds. Prepaid amounts are amortized to the related expense over a twelve month period. During the nine months ended September 30, 2013, the Company expensed $455,708 in Registration Fees. As of September 30, 2013 and December 31, 2012, unamortized prepaid expenses were $194,221 and $433,513, respectively.

(7)	Service Agreements

(a)	Trust Agreement

Under the Trust Agreement of the Funds, Wilmington Trust Company (the Trustee of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds. Trustee fees are paid for the Funds by the Company.

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds, has appointed The Bank of New York Mellon as the administrator (the Administrator), custodian and transfer agent of the Funds and has entered into separate administrative, custodian, transfer agency and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services. The Administrator’s monthly fees are paid for the Funds by the Company.

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company in its capacity as managing owner of the Funds and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials. Distribution fees are paid for the Funds by the Company.

(d)	License Agreement

Under the License Agreement among Invesco PowerShares Capital Management LLC (the Licensor), and the Company in its own capacity, and in its capacity as the managing owner and on behalf of the Funds, the Licensor granted to the Funds a nonexclusive license to use the PowerShares® trademark (the Trademark) anywhere in the world, solely in connection with

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements (continued) (continued)

September 30, 2013

the marketing and promotion of the Funds and to use or refer to the Trademark in connection with the issuance and trading of the Funds’ shares as necessary. License fees are paid for the Funds by the Company. License fees are included in Distribution Fees expense line on the unaudited statement of income and expenses.

(e)	Marketing Agreement

Pursuant to a marketing agreement between Invesco AIM Distributors, Inc., an affiliate of the Licensor, and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco AIM Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus, engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds. Invesco AIM Distributors, Inc. will not open customer accounts or handle orders for the Funds. Marketing fees are paid for the Funds by the Company. Marketing fees are included in Distribution Fees expense line on the unaudited statement of income and expenses.

(8)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations and warranties, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

(9)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. The basis for the management fee calculation is the Funds’ net asset value. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset value will affect the Company’s income from management fees.

Substantially all of the Company’s liquid assets are on deposit with Deutsche Bank AG, as noted in Note 3.

(10)	Subsequent Events

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 3, 2013, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Company’s financial statements and notes to the financial statements.